Prospectus Supplement

JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
John Hancock California Tax-Free Income Fund	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	John Hancock Municipal Securities Trust
JOHN HANCOCK CURRENT INTEREST	John Hancock Sovereign Bond Fund
JOHN HANCOCK FUNDS II	John Hancock Strategic Series
JOHN HANCOCK FUNDS III

Supplement dated September 20, 2021 to the current prospectus (the Prospectus), as may be supplemented

Effective September 20, 2021, the TTY phone number will change from 800-231-5469 to 888-999-4721.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.